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                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1998, in the Registration Statement (Form SB-2) dated September 30, 1998 and related Prospectus of Aquasearch, Inc. for the registration of 23,494,361 shares of its Common Stock.

                                        /s/ Ernst & Young LLP


Honolulu, Hawaii
September 30, 1998